SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        June 14, 2000
                                                --------------------------------



                               Chase Funding, Inc.
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             (Exact name of registrant as specified in its charter)



New York                               333-64131                13-3840732
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
of incorporation)                                           Identification  No.)



343 Thornall Street, Edison, New Jersey                                 08837
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code (732) 205-0600
                                                   -----------------------------



                                Not applicable
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         (Former name or former address, if changed since last report.)


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ITEM 5.       Other Events

            Attached as exhibits are certain Structural Term Sheets, Collateral Term Sheets and Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter issued by the staff of the Commission on March 9, 1995 to the PSA) furnished to the Registrant by Chase Securities Inc., Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc. (collectively, the "Underwriters") in respect of the Registrant's proposed offering of Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2000-2 (the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-64131) (the "Registration Statement"). The Registrant hereby incorporates the Structural Term Sheets, Collateral Term Sheets and Computational Materials by reference in the Registration Statement.

            The Structural Term Sheets, Collateral Term Sheets and Computational Materials were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Structural Term Sheets, Collateral Term Sheets or Computation Materials.

            Any statement or information contained in the Structural Term Sheets, Collateral Term Sheets or Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.


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ITEM 7.     Financial Statements and Exhibits

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                         Description
            -----------                         -----------

            (99.1)                              Structural Term Sheets,
                                                Collateral Term
                                                Sheets and Computational
                                                Materials prepared by Chase
                                                Securities Inc., Bear, Stearns &
                                                Co. Inc. and Deutsche Bank
                                                Securities Inc. in connection
                                                with Chase Funding Mortgage Loan
                                                Asset-Backed Certificates,
                                                Series 2000-2.

            (99.2)                              Structural Term Sheets,
                                                Collateral Term
                                                Sheets and Computational
                                                Materials prepared by Chase
                                                Securities Inc. in connection
                                                with Chase Funding Mortgage Loan
                                                Asset-Backed Certificates,
                                                Series 2000-2.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CHASE FUNDING, INC.



Date: June 15, 2000
                                          By:   /s/ Eileen Lindblom
                                                ------------------------------
                                                Name:  Eileen Lindblom
                                                Title:   Vice President

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.      Description                                      Electronic (E)
-----------      -----------                                      --------------
(99.1)           Structural Term Sheets, Collateral Term               (E)
                 Sheets and Computational Materials
                 prepared by Chase Securities Inc.,
                 Bear, Stearns & Co. Inc. and
                 Deutsche Bank Securities Inc. in
                 connection with Chase Funding
                 Mortgage Loan Asset-Backed
                 Certificates, Series 2000-2.


(99.2)           Structural Term Sheets, Collateral Term               (E)
                 Sheets and Computational Materials
                 prepared by Chase Securities Inc.
                 in connection with Chase Funding
                 Mortgage Loan Asset-Backed
                 Certificates, Series 2000-2.